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                                                                    Exhibit 99.2

                                 CBS CORPORATION
                              EARNINGS INFORMATION
                                  THIRD QUARTER
                                   (UNAUDITED)


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

(in millions except per share data)                  Three Months Ended           Nine Months Ended
                                                        September 30                September 30
                                                    ---------------------       ---------------------
                                                     1999          1998          1999          1998
                                                    -------       -------       -------       -------
Revenues                                            $ 1,708       $ 1,581       $ 5,154       $ 5,014

Operating expenses                                   (1,267)       (1,284)       (3,915)       (4,112)
Depreciation and amortization                          (150)         (154)         (451)         (420)
Residual costs of discontinued businesses               (45)          (41)         (130)         (117)
                                                    -------       -------       -------       -------
Operating costs and expenses                         (1,462)       (1,479)       (4,496)       (4,649)
                                                    -------       -------       -------       -------

Operating profit                                        246           102           658           365

Other income and expenses, net                           10            12             4            29

Interest expense, net                                   (46)         (112)         (143)         (272)
                                                    -------       -------       -------       -------
Income from Continuing Operations before
   income tax, minority interest in income of
   consolidated subsidiaries and equity losses
   of unconsolidated affiliated companies               210             2           519           122

Income tax expense                                     (126)          (39)         (302)         (134)

Minority interest in income of consolidated
   subsidiaries                                         (21)           (1)          (51)           (3)

Equity losses of unconsolidated affiliated
   companies, net of income taxes                       (28)           --           (28)           --
                                                    -------       -------       -------       -------

Income (loss) from Continuing Operations                 35           (38)          138           (15)

Gain on disposal of Discontinued Operations,
   net of income taxes                                   12            --           396            --

Extraordinary loss on early extinguishment of
   debt, net of income taxes                             --            (5)           (5)           (5)
                                                    -------       -------       -------       -------
Net income (loss)                                   $    47       $   (43)      $   529       $   (20)
                                                    =======       =======       =======       =======
Average shares outstanding:
   Basic                                                692           697           693           698
   Diluted                                              709           697           710           698

Basic earnings (loss) per common share:
   Continuing Operations                            $  0.05       $ (0.05)      $  0.20       $ (0.02)
   Discontinued Operations                          $  0.02       $  0.00       $  0.57       $  0.00
   Extraordinary item                               $  0.00       $ (0.01)      $ (0.01)      $ (0.01)
                                                    -------       -------       -------       -------

Basic earnings per common share                     $  0.07       $ (0.06)      $  0.76       $ (0.03)
                                                    =======       =======       =======       =======

Diluted earnings (loss) per common share:
   Continuing Operations                            $  0.05       $ (0.05)      $  0.19       $ (0.02)
   Discontinued Operations                          $  0.02       $  0.00       $  0.56       $  0.00
   Extraordinary item                               $  0.00       $ (0.01)      $ (0.01)      $ (0.01)
                                                    -------       -------       -------       -------

Diluted earnings per common share                   $  0.07       $ (0.06)      $  0.74       $ (0.03)
                                                    =======       =======       =======       =======
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